UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2006

VIVID LEARNING SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-116255	42-1623500
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5728 Bedford Street Pasco, Washington 99301
(Address of principal executive offices) (Zip code)
(509) 545-1800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Vivid Learning Systems, Inc. [“Vivid”] filed a Current Report on Form 8-K dated December 19, 2006 [the “Form 8-K”] in which Vivid reported information under Item 8.01 related to the purchase of the Engineering & Technical Services [“ETS”] business line from its parent company, Nuvotec USA, Inc. Vivid is amending the Form 8-K in order to incorporate an additional Exhibit, specifically the ETS audited financials for fiscal year 2005 and fiscal year 2006. This amendment does not modify or update the information previously provided under Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Asset Purchase Agreement, dated December 15, 2006, by and between Vivid Learning Systems, Inc. and Nuvotec USA, Inc.. [previously submitted - reference original Form 8-K].

99.2	Financial Statements, Nuvotec USA, Inc. Engineering & Technical Services Division, fiscal year 2005 and fiscal year 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVID LEARNING SYSTEMS, INC.
Date: February 21, 2007
	By:	/s/ Christopher L. Britton
	Name:	Christopher L. Britton
	Title:	Chief Executive Officer